SUPPLEMENT DATED DECEMBER 5, 1996
	TO
	PROSPECTUS DATED MAY 1, 1996

	FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

	FIRST CITICORP LIFE INSURANCE COMPANY

On or about December 5, 1996, First Citicorp Life Insurance Company ("First Citicorp Life") and several other applicants intend to file an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of certain portfolios of AIM Variable Insurance Funds, Inc. and the Fidelity Variable Insurance Products Fund ("Fidelity VIP") for shares of the investment portfolios of the Landmark VIP Funds currently held by various subaccounts of First Citicorp Life Variable Annuity Separate Account (the "Account"). To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The effect of such a share substitution would be to replace the portfolios of the Landmark VIP Funds with certain portfolios, described below, of AIM Variable Insurance Funds, Inc. and Fidelity VIP as investment options under the individual flexible premium deferred variable annuity contracts (the "Contracts") described in your May 1, 1996 prospectus.

More particularly, First Citicorp Life proposes to substitute: (1) shares issued by AIM Variable Insurance Funds, Inc. representing interests in the AIM V.I. Government Securities Fund for shares currently held in a subaccount of the Account representing interests in the Landmark VIP U.S. Government
Fund, (2) shares issued by Fidelity VIP representing interests in the Fidelity VIP Growth Portfolio for shares currently held in a subaccount of the Account representing interests in the Landmark VIP Equity Fund, (3) shares issued by Fidelity VIP representing interests in the Fidelity VYP Equity-Income Portfolio for shares currently held in a subaccount of the Account representing interests in the Landmark VIP Balanced Fund, and (4) shares issued by AIM Variable Insurance Funds, Inc. representing interests in the AIM V.I. International Equity Fund for shares currently held in a subaccount of the Account representing interests in the Landmark VIP International Equity Fund. If approved by the SEC and appropriate state insurance regulators, First Citicorp Life would carry out the proposed substitutions on or about May 1, 1997, by redeeming the Landmark VIP Fund shares described above and purchasing with the proceeds, AIMM Variable Insurance Funds, Inc. shares and Fidelity VIP shares as described above. If carried out, the proposed substitutions would result in the involuntary reinvestment of Contract owners' cash value invested in the foregoing portfolios of the Landmark VIP Funds as outlined above.

The investment objectives of the AIM V.I. Government Securities Fund, the Fidelity VIP Growth Portfolio, the Fidelity VIP Equity-Income Portfolio and the AIM V.I. International Equity Fund are summarized below. Contract owners and prospective purchasers should carefully read the prospectuses for AIM Variable Insurance Funds, Inc. and Fidelity VIP. First Citicorp Life will send each Contract owner a copy of those prospectuses at least 60 days before the proposed substitutions are carried out.


AIM V.I. GOVERNMENT SECURITIES FUND seeks a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

FIDELITY VIP GROWTH PORTFOLIO seeks capital appreciation. The Fund attempts to achieve its objective by investing primarily in common stocks but may also invest in other types of securities, including bonds and preferred stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing, under normal circumstances, at least 65% of its assets in income producing equity securities. The Fund may also invest in debt securities convertible into common stock.

AIM V.I. INTERNATIONAL EQUITY FUND seeks long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM Advisors, Inc. to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

From the date of this supplement until 30 days after the date of the proposed substitutions, each Contract owner will be permitted to transfer all of his or her cash value under a Contract in any of the subaccounts that would be affected by the proposed substitutions to another subaccount(s) (other than one of the other affected subaccounts) without that transfer(s) counting as one of the limited number of transfers permitted in a Contract year free of charge. Furthermore, until at least 30 days after the date of the proposed substitutions, First Citicorp Life will not impose any further restrictions on transfers among and between the subaccounts of the Account and the Fixed Account.

In connection with the proposed substitutions, the Landmark VIP Funds will close to new investment on January 31, 1997. After such date, Contract owners will not be permitted to allocate net purchase payments to or transfer cash value to the subaccounts of the Account investing in the Landmark VIP Funds.

The proposed substitutions have come about as a direct result of First Citicorp Life management's determination that the Landmark VIP Funds are good candidates for consolidation with other funds given their small size, high annual expense ratios and relatively unremarkable market performance. As noted, if the approvals described above are obtained, First Citicorp Life currently intends to carry out the proposed substitutions on or about May 1, 1997. If the approvals are not received, First Citicorp Life will not carry out the proposed substitutions.




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